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                          BUREAU OF COMMERCIAL SERVICES
                                                                   Exhibit 3.121

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Date Received                                      (FOR BUREAU USE ONLY)


December 3, 2003

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Name     Denise R. Kling
         Toll Brothers, Inc.
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Address

         3103 Philmont Avenue
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City                      State           Zip Code

       Huntingdon Valley  PA              19006              EFFECTIVE DATE:
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Document will be returned to the name and address you enter above. If left blank document will be mailed to the
               registered office.


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

              For use by Domestic Profit and Nonprofit Corporations (Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: Silverman Development Company, Inc.

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2. The identification number assigned by the Bureau is:        122601
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3. Article ___________1_______ of the Articles of Incorporation is hereby amended to read as follows:

    The name of the corporation is "Toll Development Company, Inc."
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4. (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

         The foregoing amendment to the Articles of Incorporation was duly adopted on the ___________ day of _________________, ______, in
         accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


                                 Signed this ___ day of _________________, ____


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                (Signature)                             (Signature)


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          (Type or Print Name)                     (Type or Print Name)


    --------------------------------          -----------------------------
               (Signature)                             (Signature)


    --------------------------------          -----------------------------
           (Type or Print Name)                     (Type or Print Name)



5. (For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

         The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of December, 2003, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following).


    |_|  at a meeting the necessary votes were cast in favor of the amendment.

    |_| by written consent of the shareholders or members having not less than the minimum number of votes required by statue in accordance with
         Section 407(1) and (2) of the Act if a nonprofit corporation, or
         Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    |X| by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

    |_| by consents given by electronic transmission in accordance with Section 407(3) if a profit corporation.

    |_|  by the board of a profit corporation pursuant to section 611(2).
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           Profit Corporations and Professional                     Nonprofit Corporations
                   Service Corporations


                                                       Signed this_____________ day of _________, ________
         Signed this 2nd day of December, 2003
                                                       By_________________________________________________
         By ___________________________________              (Signature President, Vice-President,
            (Signature of Authorized officer of                Chairperson or Vice Chairperson))
                          agent)

          Kenneth J. Gary, Senior Vice President        Kenneth J. Gary, Senior Vice President
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                   (Type or Print Name)                          (Type or Print Name)
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